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                                                                    EXHIBIT 23.1

                              ARTHUR ANDERSEN LLP



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 26, 1994 included in Sunrise Preschools, Inc.'s Form 10-KSB for the year ended July 30, 1994 and to all references to our firm included in this registration statement.


                                                            ARTHUR ANDERSEN LLP

Phoenix, Arizona,
 October 4, 1995.